UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

DIGI INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on January 29, 2021. DIGI INTERNATIONAL INC. DIGI INTERNATIONAL INC. ATTN: OFFICE OF GENERAL COUNSEL 9350 EXCELSIOR BLVD. HOPKINS, MN 55343 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D28651-P47777 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:December 14, 2020 Date: January 29, 2021Time: 3:30 PM CST Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/DGII2021. This year Digi International Inc.'s annual meeting will be hosted vir tuall y. To attend the meeting, please visit www.virtualshareholdermeeting.com/DGII2021 and have the information that is printed in the box marked by the arrow (located on the following page). XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D28652-P47777 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Please vote by 10:59 p.m. Central Standard Time, on Thursday, January 28, 2021. During The Meeting: Go to www.virtualshareholdermeeting.com/DGII2021. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 15, 2021 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR each of the following Nominees: 1. Election of Directors Nominees: 1a. Christopher D. Heim 1b. Sally J. Smith The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. Company proposal to approve, on a non-binding advisory basis, the compensation paid to named executive officers. 3. Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm of the company for the 2021 fiscal year. 4. Company proposal to approve the Digi International Inc. 2021 Omnibus Incentive Plan. NOTE: If any other matters properly come before the annual meeting calling for a vote of stockholders, the shares represented by this proxy will be voted by the persons named herein in accordance with their best judgment. D28653-P47777 Voting Items

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